BlueLinx First Quarter 2006 Operational & Financial Review

BlueLinx Holdings Inc. Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward- looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC from time to time. In addition, the statements in this presentation are made as of May 4, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to May 4, 2006. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. * The pro forma results for years 2003 and 2004 in the tables in the appendix of this presentation reflect the acquisition by BlueLinx of the operating assets of the building products distribution division of Georgia-Pacific and are presented as if BlueLinx Holdings had been a stand alone entity since December 29, 2002. Pro forma results also have been adjusted for the company's initial public offering and the mortgage refinancing transaction, both of which occurred in the fourth quarter of fiscal 2004.

BlueLinx Holdings Inc. Introduction Steve Macadam Chief Executive Officer

BlueLinx Holdings Inc. Introduction Goals and Strategic Objectives Profitably grow specialty revenues to 60+% of total sales Profitably grow structural while reducing exposure to volatility Outgrow the market

BlueLinx Holdings Inc. Introduction 1st Quarter Highlights Revenue increased 1.8% to $1.38 billion Gross margin at 9.4% v 8.8% in Q1 '05 Net income of $9.8 million, or $0.32 per share compared to net income of $8.4 million, or $0.28 per share Specialty unit volume grew 14.9% over same period last year

BlueLinx Holdings Inc. Operations Review George Judd President & Chief Operating Officer

BlueLinx Holdings Inc. Unit Volume Growth vs. End-Use Market Growth F2003 F2004 F2005 TTM Estimated BlueLinx Unit Volume Growth 2.5% 8.2% 3.9% 4.3% Estimated Weighted End-Use Market Growth 2.0% 4.5% 4.4% 4.1% BlueLinx versus End-Use Market Growth 0.5% 3.7% (0.5%) 0.2%

BlueLinx Holdings Inc. Unit Volume Growth by Quarter and TTM 14.9% Specialty product growth driven by engineered lumber, insulation, particleboard, vinyl siding and specialty lumber particleboard, vinyl siding and specialty lumber particleboard, vinyl siding and specialty lumber

BlueLinx Holdings Inc. Quarterly Sales Specialty unit volume growth large driver of sales increase Specialty sales represented 42% of total sales for the quarter versus 37% for the same period last year $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Quarterly Gross Margin Specialty gross margin growth reflects robust unit volume growth and improved procurement and product management processes Structural gross margin decline reflects generally declining price levels $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Inventory Analysis Specialty inventories increased in preparation for the summer building season and to support higher sales levels Structural inventories increased slightly on a seasonal basis but are significantly below year-ago levels Reduction from year-ago reflects decreased prices and inventory management strategy to mitigate exposure to changing prices $ millions (unaudited) * Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items. * Other includes in-transit inventory accruals, discounts, allowances, reserves, and other miscellaneous items.

BlueLinx Holdings Inc. Other Key Indicators 1st Quarter Working capital turn days at 40 v 43 same period last year TTM working capital turn days at 40, same as Q1 2005 TTM Q1 reduction of 1.7 % in delivery costs/ULE and increase of 2.7% in material handling costs/ULE (ULE or unit load equivalent)

BlueLinx Holdings Inc. Strategic Initiatives Continue gross margin improvement initiative by increasing mix of specialty and mitigating volatility of structural Invest in people and processes necessary to support specialty business growth Continue focus on targeted, growing accounts that serve attractive high-growth markets Expand relationships with existing specialty product vendors who recognize the BlueLinx value proposition Increase volume in under represented segments, particularly industrials Be a patient, disciplined acquirer

BlueLinx Holdings Inc. Financial Review David Morris Chief Financial Officer & Treasurer

BlueLinx Holdings Inc. Quarterly Revenue Review $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Quarterly Gross Profit $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Quarterly Operating Income $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Quarterly Net Income $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Quarter End Balance Sheets $ millions $ millions

BlueLinx Holdings Inc. Unaudited Statement of Cash Flows $ millions $ millions

Appendix TOPIC PAGE Revenues by Quarter 22 Unit Volume Growth by Quarter 23 Market Growth by Quarter 24 Gross Margin by Quarter 25 Inventory by Quarter 26 Quarterly Volume by Region 27 Gross Margin % Analysis 28 Channel Mix Analysis 29 Structural Product Price Trends 30

BlueLinx Holdings Inc. Revenues by Quarter Revenues by Quarter Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth By Quarter Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of April 2006, weighted using management's estimates. Source: Data from Resource Information Systems, Inc., or RISI, updated as of April 2006, weighted using management's estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin by Quarter Gross Margin by Quarter

BlueLinx Holdings Inc. Inventory by Quarter Inventory by Quarter Inventory by Quarter

BlueLinx Holdings Inc. Quarterly Volume by Region *Miscellaneous consists of cash and competitive discounts, Canadian conversion, service revenue and other miscellaneous items. $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Gross Margin % Analysis Gross Margin % Analysis Gross Margin % Analysis

BlueLinx Holdings Inc. Revenue Channel Mix Analysis Revenue Channel Mix Analysis Revenue Channel Mix Analysis

BlueLinx Holdings Inc. Structural Products Price Trends Source: Data from Random Lengths Publications, Inc., updated as of April 28, 2006. Source: Data from Random Lengths Publications, Inc., updated as of April 28, 2006. Source: Data from Random Lengths Publications, Inc., updated as of April 28, 2006. Source: Data from Random Lengths Publications, Inc., updated as of April 28, 2006.